SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2004

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code:  (662) 746-4131

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events.

     Monthly Operating Report for May 1 through May 31, 2004.

          On May 15, 2003, Mississippi Chemical Corporation and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Mississippi.  In connection with such filing, the Debtors are required to file monthly operating reports with the United States Trustee and the Bankruptcy Court.  Attached hereto as Exhibit 99 is the monthly operating report for the period from May 1 through May 31, 2004.

Item 7.              Financial Statements and Exhibits.

            (c)        Exhibits.

Exhibit Number
Description

99	Monthly Operating Report for the period from May 1 through May 31, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISSISSIPPI CHEMICAL CORPORATION

By:    /s/ Timothy A. Dawson
Name:    Timothy A. Dawson
Title:      Senior Vice President and Chief Financial Officer

Date:    June 17, 2004

EXHIBIT INDEX

Exhibit Number	Description

99	Monthly Operating Report for the period from May 1 through May 31, 2004